GF-2000-2601

合同编号: 2005-02

# 国有土地使用权出让合同

中 华 人 民 共 和 国 国 土 资 源 部 监制
中华人民共和国国家工商行政管理局

# 使 用 说 明

一、《国有土地使用权出让合同》包括合同正文和附件《出让宗地界址图》。

二、本合同的出让人为有权出让国有土地使用权的人民政府土地行政主管部门。

三、合同第四条土地用途按《城镇地籍调查规程》规定的土地二级分类填写，属于综合用地的，应注明各类具体用途及其所占的面积比例。

四、合同第五条中的土地条件按照双方实际约定选择和填写。属于原划拨土地使用权补办出让手续的，选择第三款；属于待开发建设的用地，应根据出让人承诺交地时的土地开发程度选择第一款或第二款，出让人承诺交付土地时完成拆迁和场地平整的，选择第一款，未完成拆迁和场地平整的，选择第二款，并注明地上待拆迁的建筑物和其他地上物面积等状况。基础设施条件按双方约定填写“七通”、“三通”等，并具体说明基础设施内容，如“通路、通电、通水”等。

五、合同第九条土地使用权出让金支付方式的规定中，双方约定土地使用权出让金一次性付清的，选择第一款，分期支付的，选择第二款。

六、合同第二十条中，属于房屋开发的，选择第一款；属于土地成片开发的，选择第二款。

七、合同第四十条关于合同生效的规定中，宗地出让方案业经有权人民政府批准的，按照第一款规定生效；宗地出让方案未经有权人民政府批准的，按照第二款规定生效。

# 国有土地使用权出让合同

## 第一章 总 则

**第一条** 本合同当事人双方：

出让人：中华人民共和国 福建 省（自治区、直辖市）三明 市（县）国土资源局；

受让人：三明华健生物工程有限公司

______________________________

______________________________

______________________________。

根据《中华人民共和国土地管理法》、《中华人民共和国城市房地产管理法》、《中华人民共和国合同法》和其他法律、行政法规、地方性法规，双方本着平等、自愿、有尝、诚实信用的原则，订立本合同。

**第二条** 出让人根据法律的授权出让土地使用权，出让土地的所有权属中华人民共和国。国家对其拥有宪法和法律授予的司法管辖权、行政管理权以及其他按中华人民共和国法律规定由国家行使的权利和因社会公众利益所必需的权益。地下资源、埋藏物和市政公用设施均不属于土地使用权出让范围。

## 第二章 出让土地的交付与出让金的缴纳

第三条 出让人出让给受让人的宗地位 三明市吉口农场内，宗地编号为__________，宗地总面积大写 玖仟玖佰陆拾玖点玖贰 平方米

（小写 9969.92 平方米），其中出让土地面积为大写 玖仟玖佰陆拾玖点玖贰 平方米（小写 9969.92 平方米）。宗地四至及界址点座标见附件《出让宗地界址图》。

第四条 本合同项下出让宗地的用途为 工业用地 。

第五条 出让人同意在 2005 年 3 月 10 日前将出让宗地交付给受让人，出让方同意在交付土地时该宗地应达到本条第 ____ 款规定的土地条件：

~~（一）达到场地平整和周围基础设施 ____ 通，即通 ____。~~

~~（二）周围基础设施达到 ____ 通，即通 ____，但场地尚未拆迁和平整，建筑物和其他地上物状况如下：____。~~

（三）现状土地条件。

第六条 本合同项下的土地使用权出让年期为 50年，自出让方向受让方实际交付土地之日起算，原划拨土地使用权补办出让手续的，出让年期自合同签订之日起算。

第七条 本合同项下宗地的土地使用权出让金为每平方米人民币大写 ____ 元（小写 ____ 元）；总额为人民币大写 柒拾万 元（小写 700000 元）。

第八条 本合同经双方签字后 30 日内，受让人须向出让人缴付人民币大写 叁拾万 元

（小写 300000 元）作为履行合同的定金。定金抵作土地使用权出让金。

第九条 受让人同意按照本条第 (二) 款的规定向出让人支付上述土地使用权出让金。

（一）本合同签订之日起 ／ 日内，一次性付清上述土地使用权出让金。

（二）按以下时间和金额分 二 期向出让人支付上述土地使用权出让金。

第一期 人民币大写 叁拾万 元（小写 300000 元），付款时间：2005 年 2 月 6 日之前。

第二期 人民币大写 肆拾万 元（小写 400000 元），付款时间：2008 年 12 月 31 日之前。

第三期 人民币大写＿＿＿元（小写＿＿＿元），付款时间：＿＿年＿＿月＿＿日之前。

第四期 人民币大写＿＿＿元（小写＿＿＿元），付款时间：＿＿年＿＿月＿＿日之前。

分期支付土地出让金的，受让人在支付第二期及以后各期土地出让金时，应按照银行同期贷款利率向出让人支付相应的利息。

## 第三章 土地开发建设与利用

第十条 本合同签订后 30 日内，当事人双方应依附件《出让宗地界址图》所标示座标实地验明各界址点界桩。受让人应妥善保护土地界桩，不得擅自改动，界桩遭受破坏或移动时，受让人应立即向出让人提出书面报告，申请复界测量，恢复界桩。

第十一条 受让人在本合同项下宗地范围内新建建筑物的，

应符合下列要求：

主体建筑物性质________________________；

附属建筑物性质________________________；

建筑容积率________________________；

建筑限高________________________；

其他土地利用要求 按规划审定执行

________________________________。

**第十二条** 受让人同意在本合同项下宗地范围内一并修建下列工程，并在建成后无偿移交给政府：

（1）________________________；

（2）________________________；

（3）________________________。

**第十三条** 受让人同意在 2005 年 6 月 18 日之前动工建设。

不能按期开工建设的，应提前30日向出让人提出延建申请，但延建时间最长不得超过一年。

**第十四条** 受让人在受让宗地内进行建设时，有关用水、用气、污水及其他设施同宗地外主管线、用电变电站接口和引入工程应按有关规定办理。

受让人同意政府为公用事业需要而敷设的各种管道与管线进出、通过、穿越受让宗地。

**第十五条** 受让人在按本合同约定支付全部土地使用权出让金之日起30日内，应持本合同和土地使用权出让金支付凭证，按规定向出让人申请办理土地登记，领取《国有土地使用证》，取得出让土地使用权。

出让人应在受理土地登记申请之日起30日内，依法为受让人

办理出让土地使用权登记，颁发《国有土地使用证》。

第十六条　受让人必须依法合理利用土地，其在受让宗地上的的一切活动，不得损害或者破坏周围环境或设施，使用国家或他人遭受损失的，受让人应负责赔偿。

第十七条　在出让期限内，受让人必须按照本合同规定的土地用途和土地使用条件利用土地，需要改变本合同规定的土地用途和土地使用条件的，必须依法办理有关批准手续，并向出让人申请，取得出让人同意，签订土地使用权出让合同变更协议或者重新签订土地使用权出让合同，相应调整土地使用权出让金，办理土地变更登记。

第十八条　政府保留对本合同项下宗地的城市规划调整权，原土地利用规划如有修改，该宗地已有的建筑物不受影响，但在使用期限内该宗地建筑物、附着物该建、翻建、重建或期限届满申请续期时，必须按届时有效的规划执行。

第十九条　出让人对受让人依法取得的土地使用权，在本合同约定的使用年限届满前不收回；在特殊情况下，根据社会公共利益需要提前收回土地使用权的，出让人应当依照法定程序报批，并根据收回时地上建筑物、其他附着物的价值和剩余年限土地使用权价格给予受让人相应的补偿。

## 第四章 土地使用权转让、出租、抵押

第二十条　受让人按照本合同约定已经支付全部土地使用权出让金，领取《国有土地使用证》，取得出让土地使用权后，有权将本合同项下的全部或部分土地使用权转让、出租、抵押，但首次转让（包括出售、交换和赠与）剩余年期土地使用权时，应当经出让人认定符合下列第 (二) 款规定之条件：

（一）合同约定进行投资开发，完成开发投资总额的百分之二十五以上；

（二）按照本合同约定进行投资开发，形成工业用地或其他建

设用地条件。

第二十一条　土地使用权转让、抵押，转让、抵押双方应当签订书面转让、抵押合同；土地使用权出租期限超过六个月的，出租人和承租人也应当签订书面出租合同。

土地使用权的转让、抵押及出租合同，不得违背国家法律、法规和本合同的规定。

第二十二条　土地使用权转让，本合同和登记文件中载明的权利、义务随之转移，转让后，其土地使用权的使用年限为本合同约定的使用年限减去已经使用年限后的剩余年限。本合同项下的全部或部分土地使用权出租后，本合同和登记文件中载明的权利、义务仍由受让人承担。

第二十三条　土地使用权转让、出租、抵押，地上建筑物、其他附着物随之转让、出租、抵押；地上建筑物、其他附着物转让、出租、抵押，土地使用权随之转让、出租、抵押。

第二十四条　土地使用权转让、出租、抵押的，转让、出租、抵押双方应在相应的合同签订之日起 30 日内，持本合同和相应的转让、出租、抵押合同及《国有土地使用证》，到土地行政主管部门申请办理土地登记。

## 第五章　期限届满

第二十五条　本合同约定的使用年限届满，土地使用者需要继续使用本合同项下宗地的，应当至迟于届满前一年向出让人提交续期申请书，除根据社会公共利益需要收回本合同项下土地的，出让人应当予于批准。

出让人同意续期的，受让人应当依法办理有偿用地手续，与出让人重新签订土地有尝使用合同，支付土地有偿使用费。

第二十六条　土地出让期限届满，受让人没有提出续期申请或者虽申请续期但依照本合同第二十五条规定未获批准的，受让人应当交回《国有土地使用证》，出让人代表国家收回土地使用权，

并依照规定办理土地使用权注销登记。

**第二十七条** 土地出让期限届满，受让人未申请续期的，本合同项下土地使用权和地上价值为及其他附着物由出让人代表国家无偿收回，受让人应当保持地上建筑物、其他附着物的正常使用功能，不得人为破坏，地上建筑物、其他附着物失去正常使用功能的，出让人可要求受让人移动或拆除地上建筑物、其他附着物，恢复场地平整。

**第二十八条** 土地出让期限届满，受让人提出续期申请而出让人根据本合同第二十五条之规定没有批准续期的，土地使用权由出让人代表国家无偿收回，但对于地上建筑物及其他附着物，出让人应该根据收回时地上建筑物、其他附着物的残余价值给予受让人相应补偿。

## 第六章 不可抗力

**第二十九条** 任何一方对由于不可抗力造成的部分或全部不能履行本合同不负责任，但应在条件允许下采取一切必要的补救措施以减少因不可抗力造成的损失。当事人迟延履行后发生不可抗力的，不能免除责任。

**第三十条** 遇有不可抗力的一方，应在____/____小时内将事件的情况以信件、电报、电传、传真等书面形式通知另一方，并且在事件发生后____/____日内，向另一方提交合同不能履行或部分不能履行或需要延期履行理由的报告。

## 第七章 违约责任

**第三十一条** 受让人必须按照本合同约定，按时支付土地使用权出让金。如果受让人不能按时支付土地使用权出让金的，自滞纳之日起，每日按迟延支付款项的____0.2____‰向出让人缴纳滞纳

金，延期付款超过6个月的，出让人有权解除合同，收回土地，受让人无权要切返还定金，出让人并可请求受让人赔偿因违约造成的其他损失。

第三十二条　受让人按合同约定支付土地使用权出让金的，出让人必须按照合同约定，按时提供出让土地。由于出让人未按时提供出让土地而致使受让人对本合同项下宗地占有延期的，每延期一日，出让人应当按受让人已经支付的土地使用权出让金的0.2‰向受让人给付违约金。出让人应当双倍返还定金，并退还已经支付土地使用权出让金的其他部分，受让人并可请求出让人赔偿因违约造成的其他损失。

第三十三条　受让人应当按照合同约定进行开发建设，超过合同约定的动工开发日期满一年未动工开发的，出让人可以向受让人征收相当于土地使用权出让金20%以下的土地闲置费；满2年未动工开发的，出让人可以无偿收回土地使用权；但因不可抗力或者政府、政府有关部门的行为或者动工开发必需的前期工作造成动工开发迟延的除外。

第三十四条　出让人交付的土地未能达到合同约定的土地条件的，应视为违约。受让人有权要求出让人按照规定的条件履行义务，并且赔偿延误履行而给受让人造成的直接损失。

## 第八章　通知和说明

第三十五条　本合同要求或允许的通知和通讯，不论以何种方式传递，均自实际收到时起生效。

第三十六条　当事人变更通知、通讯地址或开户银行、帐号的，应在变更后15日内，将新的地址或开户银行、帐号通知另一方。因当事人一方迟延通知而造成的损失，由过错方承担责任。

第三十七条　在缔结本合同时，出让人有义务解答受让人对于本合同所提出的问题。

## 第九章 适用法律及争议解决

第三十八条 本合同订立、效力、解释、履行及争议的解决均适用中华人民共和国法律。

第三十九条 因履行本合同发生争议，由争议双方协商解决，协商不成的，按本条第(一)款规定的方式解决:

(一) 提交＿＿＿＿＿＿＿仲裁委员会仲裁;

(二) 依法向人民法院起诉。

## 第十章 附 则

第四十条 本合同依照本条第(一)款之规定生效。

(一) 本合同项下宗地出让方案业经＿三明市＿人民政府批准，本合同自双方签订之日起生效。

(二) 本合同项下宗地出让方案尚需经＿＿—＿＿人民政府批准，本合同自＿＿—＿＿人民政府批准之日起生效。

第四十一条 本合同一式贰份，具有同等法律效力，出让人、受让人各执壹份。

第四十二条 本合同和附件共＿13＿页，以中文书写为准。

第四十三条 本合同的金额、面积等项应当同时以大、小写表示，大小写数额应当一致，不一致的，以大写为准。

第四十四条 本合同于＿2005＿年＿1＿月＿6＿日在中华人民共和国＿福建＿省(自治区、直辖市)＿三明＿市(县)签订。

第四十五条 本合同未尽事宜，可由双方约定后作为合同附件，与本合同具有同等法律效力。

出让人（章）：三明市国土资源局

住所：

法定代表人（委托代理人）

（签字）：良林印加

电话：

传真：

电报：

开户银行：

帐号：

邮政编码：

受让人（章）：三明华隆生物工程有限公司

住所：

法定代表人（委托代理人）

（签字）：赵敏

电话：

传真：

电报：

开户银行：

帐号：

邮政编码：

二〇〇五年 一月 六日